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                                                                    EXHIBIT 10.8

                          SECOND AMENDMENT TO LEASE

          THIS SECOND AMENDMENT TO LEASE (this "Amendment") is made this 17th day of April, 1997, by and between CALIFORNIA FIRST, LTD., a Florida limited partnership ("Landlord") and INTERTRUST TECHNOLOGIES CORPORATION, a Delaware corporation, formerly known as Electronic Publishing Resources, Inc., ("Tenant").

                                    RECITALS

          A. Tenant currently leases from Landlord that certain premises commonly known as 460 Oakmead Parkway, Sunnyvale, California (the "Current Premises") consisting of approximately fifteen thousand four hundred nine (15,409) square feet pursuant to that certain Lease dated April 28, 1994, as amended by that certain First Amendment to Lease dated August 10, 1994 (together, the "lease").

          B. Tenant desires to extend the term of the Lease for an additional two (2) years on the terms and conditions set forth herein.

          C. Landlord is willing to extend the term of the Lease on the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the above recitals and the mutual covenants and agreements contained herein, the parties hereto agree to amend the Lease as follows:

          1.   Term.  the term of the Lease is hereby extended for two (2) years
               ----
so that the termination date of the Lease shall be August 31, 1999. The period commencing on September 2, 1997 and ending on September 1, 1999 is referred to herein as the "Extended Term".

          2.   Basic Rent.  Paragraphs 4(a) and 5(a) of the Lease are hereby
               ----------
modified and amended to provide as follows:

     "The monthly basic rent during the Extended Term shall be Nineteen Thousand Six Hundred One Dollars ($19,601.00) per month."

          3.   Common Area Charges.  During the Extended Term, Tenant shall
               -------------------
continue to pay to Landlord its proportionate share (52.47%) of common area charges as provided in paragraph 16 of the Lease, as amended by paragraph 5 of the First Amendment to Lease, except that from and after January 1, 1998 there shall be no limit on Tenant's proportionate share of common area charges and any and all caps or limitations thereon shall be deemed terminated and of no further force or effect from and after January 1, 1998.

          4.   Cancellation of Option to Extend Term.  The option to extend the
               -------------------------------------
term of the Lease granted to Tenant pursuant to paragraph 55 of the Lease and reaffirmed in paragraph 11 of the First Amendment to Lease is hereby cancelled and shall be of no further
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force or effect. Tenant shall have no right to extend the term of the Lease beyond August 31, 1999.

          5.   Cancellation of Option to Terminate.  The option to terminate the
               -----------------------------------
Lease granted to Tenant pursuant to paragraph 58 of the Lease is hereby cancelled and shall be of no further force or effect.

          6.   Continuation of Right of First Refusal.  The right of first
               --------------------------------------
refusal granted to Tenant pursuant to paragraph 15 of the First Amendment to Lease shall continue in full force and effect.

          7.   Brokers.  Each party represents that it has not had dealings with
               -------
any real estate broker, finder or other person with respect to this Amendment or expanding the Premises, except for Colliers Parrish. Except for the broker commissions to be paid by Landlord pursuant to a separate written agreement between Landlord and Colliers Parrish, there are no leasing commissions to be paid by Landlord or Tenant in connection with this transaction. Each party hereto shall hold harmless the other party from all damages, loss or liability resulting from any claims that may be asserted against the other party by any broker, finder or other person with whom such party has dealt, or purportedly has dealt, in connection with this transaction.

          8.   Restatement of Other Lease Terms.  Except as specifically
               --------------------------------
modified herein, all terms, covenants and conditions of the Lease shall remain in full force and effect.

                           [Signatures on Next Page]


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          IN WITNESS WHEREOF, the parties hereby execute this Amendment as of the date first set forth above.



Landlord:                               Tenant:
--------                                ------

CALIFORNIA FIRST, LTD.,                 INTERTRUST TECHNOLOGIES
a Florida limited partnership           CORPORATION
                                        a Delaware corporation
By: McCandless Partnership,             (formerly Electronic
    a California general                Publishing Resource, Inc.)
    partnership, a General
    Partner
                                        By:__________________________________

By:________________________________     Name:________________________________
    Birk S. McCandless, as Trustee
    under the Birk S. McCandless        Title: President
                                              -------------------------------
    and Mary McCandless Inter Vivos
    Trust Agreement dated February      Date:________________________________
    17, 1982, a General Partner

Date:______________________________     By:__________________________________

                                        Name:________________________________

                                        Title: Chief Financial Officer
                                              -------------------------------

                                        Date:________________________________